UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ONESPAN INC.
(Name of Registrant as Specified in Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS OFFSHORE I SP I

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

SARIKA GARG

SAGAR GUPTA

MICHAEL J. MCCONNELL

RINKI SETHI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

ONESPAN INC.

___________________________

SUPPLEMENT DATED MAY 3, 2021 TO THE PROXY STATEMENT

OF
LEGION PARTNERS HOLDINGS, LLC

DATED APRIL 14, 2021

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Stockholders:

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), and the other participants in this solicitation (collectively, “Legion” or “we”) are significant stockholders of OneSpan Inc., a Delaware corporation (“OSPN”, “OneSpan” or the “Company”), who beneficially own, in the aggregate, 2,790,121 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, constituting approximately 6.9% of the outstanding Common Stock. We are sending this proxy statement supplement (the “Proxy Supplement”) and accompanying WHITE proxy card to you in connection with the solicitation of proxies relating to the upcoming 2021 Annual Meeting of Stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof) (the “2021 Annual Meeting”) scheduled to be held exclusively in a virtual format on June 9, 2021 at 10:00 a.m. Central Daylight Time via a live webcast for the following:

1.	To elect Legion Partners Holdings’ four director nominees, Sarika Garg, Sagar Gupta, Michael J. McConnell and Rinki Sethi (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and until their respective successors have been duly elected and qualified;
2.	To vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers;
3.	To ratify on a non-binding, advisory basis, the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021; and
4.	To transact such other business as may properly come before the 2021 Annual Meeting.

These items of business are more fully described in the definitive proxy statement filed by Legion Partners Holdings with the Securities and Exchange Commission (the “SEC”) on April 14, 2021. For the reasons set forth in our definitive proxy statement, we are soliciting proxies to elect not only our four (4) Nominees, but also the candidates who have been nominated by the Company, other than John N. Fox, Jr., Jean K. Holley, Matthew Moog and Marc Zenner. This gives stockholders who wish to vote for our Nominees the ability to vote for all nine (9) directorships up for election.

On April 26, 2021, the Company filed its definitive proxy statement for the 2021 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement, which had not been publicly available at the time we filed our definitive proxy statement, and certain updates to the information contained in our definitive proxy statement.

According to the Company’s definitive proxy statement, the 2021 Annual Meeting will be held virtually on June 9, 2021 at 10:00 a.m. Central Daylight Time. As further described in the Company’s definitive proxy statement, due to the continuing impact of the novel coronavirus (or COVID-19) pandemic, the 2021 Annual Meeting will be held in a virtual format only, via a live webcast.

According to the Company’s definitive proxy statement, stockholders of record at the close of business on April 19, 2021 (the record date for the 2021 Annual Meeting (the “Record Date”)) will be entitled to notice of and to vote at the 2021 Annual Meeting. Based on the Company’s definitive proxy statement, as of the Record Date, there were 40,232,701 shares of Common Stock outstanding.

The Company’s definitive proxy statement states that in order to attend the 2021 Annual Meeting, you must pre-register in advance at www.cesonlineservices.com/ospn21_vm prior to the deadline of June 8, 2021 at 10:00 a.m. Central Daylight Time.

According to the Company’s definitive proxy statement, the following admission procedures for the 2021 Annual Meeting will apply:

•	Admission to the 2021 Annual Meeting is restricted to stockholders of record as of the Record Date and stockholders holding a legal proxy for the meeting provided by their broker, bank or other nominee.
•	Stockholders of record and/or their designated representatives will need to pre-register by 8:00 a.m. Central Time on June 8, 2021, by visiting www.cesonlineservices.com/ospn21_vm. Please have your proxy card containing your 11-digit control number available and follow the instructions to complete your registration request. If you do not have your proxy card, you may still register to attend the Annual Meeting by providing proof of ownership of your shares of Common Stock as of the Record Date. Such proof of ownership may include a copy of your proxy card received either from the Company or Legion or a statement showing your ownership as of the Record Date.
•	Stockholders whose shares are held in “street name” through a bank, broker or other nominee as of the Record Date will need to pre-register by 10:00 a.m. Central Time on June 8, 2021, by visiting www.cesonlineservices.com/ospn21_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.
•	After registering, stockholders will receive a confirmation email with a link and instructions for accessing the 2021 Annual Meeting.

Although the meeting will begin at 10:00am Central Daylight Time on June 9, 2021, we encourage you to access the meeting site prior to the start time to allow for ample time to log into the meeting webcast and test your computer system. According to the Company’s definitive proxy statement, the 2021 Annual Meeting website will first be accessible to registered stockholders beginning at 9:45am Central Daylight Time on June 9, 2021. All stockholders who register to attend the 2021 Annual Meeting with receive an email prior to the 2021 Annual Meeting containing the details of technical support in the event that they encounter difficulties accessing the virtual meeting or during the meeting.

2

According to the Company’s definitive proxy statement, you may present matters for consideration at the 2022 Annual Meeting either by having the matter included in the Company’s proxy statement and proxy card in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 or by conducting your own proxy solicitation. According to the Company’s definitive proxy statement, if you want your proposal included in the Company’s proxy statement and listed on the Company’s proxy card for the 2022 Annual Meeting, the Company must receive your written proposal by December 27, 2021, at Corporate Secretary, Attention: Legal, OneSpan Inc., 121 West Wacker Drive, Suite 2050, Chicago, Illinois 60601. You may submit a proposal only if you meet the ownership and holding requirements in Rule 14a-8, and you must continue to meet such ownership and holding requirements through the date of the 2022 Annual Meeting and otherwise comply with the Rule 14a-8 requirements then in effect.

According to the Company’s definitive proxy statement, any stockholder nomination of a candidate for election to the Board and any stockholder proposal of other business intended to be presented for consideration at the 2022 Annual Meeting (but that will not be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) must be received by the Company, as required by the Company’s amended and restated By-Laws (the “Bylaws”), not later than 5:00 p.m. Central Time on the 90th day, nor earlier than 5:00 p.m. Central Time on the 120th day, prior to the first anniversary of the 2021 Annual Meeting (i.e., June 9, 2022), and must include the information required by the Bylaws. However, if the date of the 2022 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, your notice must be received not later than 5:00 p.m. Central Time on the later of the 90th day prior to the 2022 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by the Company.

The information set forth above regarding the procedures for submitting stockholder proposals or nominations for consideration at the 2022 Annual Meeting is based on information contained in the Company’s proxy statement. The inclusion of this information in this Proxy Supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

Schedule II of our definitive proxy statement is hereby supplemented as attached hereto to reflect updated beneficial ownership information included in the Company’s definitive proxy statement.

Whether or not you plan to attend the 2021 Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on the WHITE proxy card. Additional information and our proxy materials can also be found at https://protectonespan.com.

If you need another copy of our definitive proxy statement or this supplement or if you have any difficulty following the registration process, please contact Saratoga Proxy Consulting LLC, which is assisting us with our effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated May 3, 2021, and is first being mailed to stockholders of the Company on or about May 3, 2021. This supplement should be read in conjunction with Legion Partners Holdings’ definitive proxy statement filed with the SEC on, and first furnished to stockholders on or about, April 14, 2021.

3

THIS SOLICITATION IS BEING MADE BY LEGION PARTNERS HOLDINGS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.

LEGION PARTNERS HOLDINGS URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2021 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2021 ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE 2021 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting—This Proxy Supplement, our Definitive Proxy Statement and our WHITE proxy card are available at

www.protectonespan.com

4

SCHEDULE II

The following table is reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021.

The table below sets forth certain information with respect to the beneficial ownership of our Common Stock, as of April 5, 2021, unless otherwise indicated, for (i) each person or entity known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors and our Board’s Nominees, (iii) each of our NEOs and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated below, and subject to applicable community property laws, we believe based on the information provided to us that each beneficial owner has sole voting and investment power with respect to all shares of our Common Stock listed below. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o OneSpan Inc., 121 West Wacker Drive, 20th Floor, Chicago, Illinois 60601.

	Amount and Nature of
	Beneficial
Name and Address of Beneficial Owner	Ownership (1)		Percent of Class
5% Stockholders
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	5,161,649	(2)	12.8%
T. Kendall Hunt 110 N. Wacker Drive, Mail Code: IL 4-110-17-00, Chicago, IL 60606	4,530,626	(3)	11.3%
Legion Partners Asset Management, LLC 12121 Wilshire Boulevard, Suite 1240, Los Angeles, CA 90025	2,790,121	(4)	6.9%
The Vanguard Group 100 Vanguard Boulevard. Malvern, PA 19355	2,257,488	(5)	5.6%
Legal & General Investment Management Limited One Coleman Street, London, EC2R 5AA, UK	2,044,108	(6)	5.1%
Directors and Our Board’s Nominees (Excluding Named Executive Officers)
Marc D. Boroditsky	12,385		*
Garry L. Capers	—		*
Michael P. Cullinane	197,308		*
John N. Fox, Jr.	116,808		*
Jean Holley	121,023		*
Marianne Johnson	6,726		*
Matthew Moog	60,614		*
Alfred Nietzel	—
Marc Zenner	19,385		*
Named Executive Officers
Scott M. Clements	174,956		*
Mark S. Hoyt(7)	96,283		*
All Executive Officers and Directors as a group (12 persons)	831,407		2.1%

*       Ownership is less than 1% of the outstanding shares of our Common Stock.

II-1

(1)                 Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days after April 5, 2021, if any, or RSUs held by such person that vest within 60 days of April 5, 2021, if any, are deemed to be beneficially owned and outstanding for purposes of calculating such person’s beneficial ownership but are not deemed outstanding for purposes of computing the percentage ownership of any other person. None of Mr. Hunt, the members of our Board or our NEOs own any options exercisable within 60 days after April 5, 2021 or any RSUs that vest within 60 days after April 5, 2021. As of April 5, 2021, there were 40,232,841 shares of Common Stock outstanding.

(2)                 Based solely on information contained in a Schedule 13G/A filed on January 27, 2021 by BlackRock, Inc. (“BlackRock”), providing information with respect to its beneficial ownership as of December 31, 2020. BlackRock reported it had sole voting power as to 5,108,371 shares, shared voting power over no shares and sole dispositive power as to 5,161,649 shares.

(3)                 Includes 467,013 shares held in the Barbara J. Hunt Marital Trust. Also includes 161,255 shares held by Mr. Hunt’s spouse as to which Mr. Hunt disclaims beneficial ownership.

(4)                 Based on a Schedule 13D/A filed on April 14, 2021 by Legion Partners, L.P. I, a Delaware limited partnership (“Legion Partners I”), Legion Partners, L.P. II, a Delaware limited partnership (“Legion Partners II”), Legion Partners Offshore I SP I, a segregated portfolio company of Legion Partners Offshore Opportunities SPC I (“Legion Partners Offshore I”), a company organized under the laws of the Cayman Islands, Legion Partners, LLC, a Delaware limited liability company that serves as the general partner of each of Legion Partners I and Legion Partners II (“Legion Partners GP”), LPAM, LPH, Christopher S. Kiper, Raymond T. White, Michael J. McConnell, Sarika Garg, Sagar Gupta and Rinki Sethi providing information with respect to their beneficial ownership as of April 13, 2021. Legion Partners I reported shared voting power and shared dispositive power as to 2,168,979 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners II reported shared voting power and shared dispositive power as to 122,149 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners Offshore I reported shared voting power and shared dispositive power as to 484,518 shares, and sole voting power and sole dispositive power as to no shares; Legion Partners GP reported shared voting power and shared dispositive power as to 2,291,128 shares, and sole voting power and sole dispositive power as to no shares; LPAM, which serves as the investment advisor of each of Legion Partners I, Legion Partners II and Legion Partners Offshore I, reported shared voting power and shared dispositive power as to 2,775,646 shares, and sole voting power and sole dispositive power as to no shares; LPH, which serves as the sole member of each of LPAM and Legion Partners GP, reported shared voting power and shared dispositive power as to 2,775,846 shares, and sole voting power and sole dispositive power as to no shares; each of Mr. Kiper, who serves as a managing director of LPAM and a managing member of LPH, and Mr. White, who serves as a managing director of LPAM and a managing member of LPH, each reported shared voting power and shared dispositive power as to 2,775,846 shares, and sole voting power and sole dispositive power as to no shares; Mr. McConnell, as a nominee for election to the Board, reported sole voting power and sole dispositive power as to 6,000 shares, and shared voting power and shared dispositive power as to no shares; Ms. Garg, as a nominee for election to the Board, reported sole voting power and sole dispositive power as to 8,275 shares, and shared voting power and shared dispositive power as to no shares; Mr. Gupta and Ms. Sethi, each as a nominee for election the Board, reported shared voting power, shared dispositive power, sole voting power and sole dispositive power as to no shares. The address of the principal office of each of Legion Partners I, Legion Partners II, Legion Partners GP, LPAM, LPH and Messrs. Gupta, Kiper and White is 12121 Wilshire Blvd, Suite 1240, Los Angeles, CA 90025. The principal office of Legion Partners Offshore I is Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands. The principal business address of Ms. Garg is 960 Crooked Creek Dr., Los Altos, CA 94024. The principal business address of Mr. McConnell is 2031 Tondolea Lane, La Canada, CA 91011. The principal business address of Ms. Sethi is 1355 Market Street, San Francisco, CA 94103.

(5)                 Based solely on a Schedule 13G/A filed on February 10, 2021 by The Vanguard Group (“Vanguard”), providing information with respect to its beneficial ownership as of December 31, 2020. Vanguard reported that it had sole voting power as to no shares, shared voting power as to 76,297 shares, sole dispositive power as to 2,153,846 shares and shared dispositive power as to 103,642 shares.

II-2

(6)                 Based solely on a Schedule 13G filed on February 11, 2021, by Legal & General Investment Management Limited (“Legal & General”), providing information with respect to its beneficial ownership as of December 31, 2020. Legal & General is a discretionary investment manager authorized and regulated by the UK financial conduct authority. GO UCITS ETF Solutions Plc (the “GO Company”) is organized as an open-ended investment company with variable capital structured as an umbrella fund and comprised of separate sub-funds. GO ETF Solutions LLP (“GO LLP”) has been appointed as the investment manager for each of such finds. Each of Legal & General, GO Company and GO LLP reported that it had shared voting power as to 2,044,108 shares, shared dispositive power as to no shares and sole voting power as to no shares. Legal & General and GO Company each reported that it had sole dispositive power as to no shares, and GO LLP disclosed that it had sole dispositive power over 2,044,188 shares. The address of the principal office of Legal & General and GO LLP is One Coleman Street, London, EC2R 5AA, and the address of the principal office of GO Company is 2 Grand Canal Square, Dublin 2, Ireland.

(7)                 On April 21, 2021, Mr. Hoyt notified the Company that he will be leaving the Company to become the Chief Financial Officer at a private company. Mr. Hoyt has indicated that he will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company through early June 2021.

II-3

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Legion Partners Holdings urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Legion Partners Holdings’ recommendations on the other proposals on the agenda for the 2021 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Legion Partners Holdings, c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, you may vote the shares virtually at the 2021 Annual Meeting only if you obtain a legal proxy from the broker or bank giving you the rights to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the 2021 Annual Meeting. Even if you plan to attend the 2021 Annual Meeting, we recommend that you submit your WHITE proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2021 Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the Company’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four Nominees only on our WHITE proxy card. So please make certain that the latest dated proxy card you return is the WHITE proxy card.

If you have any questions, require assistance in voting your WHITE proxy card,

or need additional copies of the Legion Partners Holdings’ proxy materials,

please contact:

Stockholders call toll-free at (888) 368-0379

Email: info@saratogaproxy.com

WHITE PROXY CARD

ONESPAN INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LEGION PARTNERS HOLDINGS, LLC

THE BOARD OF DIRECTORS OF ONESPAN INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Raymond White and Christopher Kiper, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock of OneSpan Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held exclusively in a virtual format via live webcast on June 9, 2021 at 10:00 a.m. Central Daylight Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2021 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2021 Annual Meeting that are unknown to Messrs. White and Kiper a reasonable time before this solicitation, each of whom are participants in this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the 2021 Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting

This Proxy Statement and our WHITE proxy card are available at

www.protectonespan.com

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

[X] Please mark vote as in this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN PROPOSAL 1, “AGAINST” PROPOSAL 2, AND “FOR” PROPOSAL 3. LEGION PARTNERS HOLDINGS STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR ALL NOMINEES” LISTED BELOW IN PROPOSAL 1 AND “AGAINST” PROPOSAL 2. LEGION PARTNERS HOLDINGS MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

1.	Legion Partners Holdings’ proposal to elect Sarika Garg, Sagar Gupta, Michael J. McConnell and Rinki Sethi to the Board to serve as directors with a term expiring at the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Sarika Garg Sagar Gupta Michael J. McConnell Rinki Sethi	☐	☐	☐ ________________ ________________ ________________ ________________

Legion Partners Holdings intends to use this proxy to vote (i) “FOR” Sarika Garg, Sagar Gupta, Michael J. McConnell and Rinki Sethi and (ii) “FOR” the candidates who have been nominated by the Company to serve as directors, other than John N. Fox, Jr., Jean K. Holley, Matthew Moog and Marc Zenner, for whom Legion Partners Holdings is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our nominees are elected.

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s).

2.	The Company’s proposal to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers.
☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	The Company’s proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.
☐	FOR	☐	AGAINST	☐	ABSTAIN

WHITE PROXY CARD

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.